Fidelity National Information Services, Inc.
Supplemental Financial Information
July 3, 2012

Exhibit A	FIS Summary Recast Supplemental Non-GAAP Information - Unaudited for the quarters ended March 31, 2012 and March 31, June 30, September 30, and December 31, 2011 and full year 2011 and 2010.

Exhibit B	FIS Recast Supplemental GAAP to Non-GAAP Reconciliation - Unaudited for the quarters ended March 31, 2012 and March 31, June 30, September 30, and December 31, 2011 and full year 2011 and 2010.

Exhibit C	FIS Summary Recast Supplemental Non-GAAP Information - Unaudited for the quarters ended March 31, 2012 and March 31, June 30, September 30, and December 31, 2011 and full year 2011 and 2010.

Exhibit D	FIS Recast Supplemental Non-GAAP Financial Information - Unaudited for the quarters ended March 31, 2012 and March 31, June 30, September 30, and December 31, 2011 and full year 2011 and 2010.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUMMARY RECAST SUPPLEMENTAL NON-GAAP INFORMATION - UNAUDITED
(in millions)

							Exhibit A

	Non-GAAP Three Months Ended					Non-GAAP Twelve Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2012	2011	2011	2011	2011	2011	2010
Processing and services revenue	$1,413.4	$1,461.3	$1,398.2	$1,413.3	$1,352.8	$5,625.6	$5,080.8
Cost of revenues	928.5	928.1	904.9	929.1	914.4	3,676.5	3,300.9
Gross profit	484.9	533.2	493.3	484.2	438.4	1,949.1	1,779.9
Selling, general and administrative	182.9	174.4	159.7	169.3	166.8	670.2	530.8
Operating income (loss)	302.0	358.8	333.6	314.9	271.6	1,278.9	1,249.1
Other income (expense):
Interest income (expense), net	(59.4)	(64.5)	(60.5)	(65.8)	(68.0)	(258.8)	(173.0)
Other income (expense), net	(2.5)	6.8	(0.8)	(0.2)	3.3	9.1	0.4
Total other income (expense)	(61.9)	(57.7)	(61.3)	(66.0)	(64.7)	(249.7)	(172.6)
Earnings (loss) from continuing operations before income taxes	240.1	301.1	272.3	248.9	206.9	1,029.2	1,076.5
Provision for income taxes	80.5	101.5	82.9	79.4	72.4	336.2	378.3
Earnings (loss) from continuing operations, net of tax	159.6	199.6	189.4	169.5	134.5	693.0	698.2
Earnings (loss) from discontinued operations, net of tax (12)	(3.1)	(1.3)	(5.8)	(1.8)	0.7	(8.2)	(26.9)
Net earnings (loss)	156.5	198.3	183.6	167.7	135.2	684.8	671.3
Net (earnings) loss attributable to noncontrolling interest	(3.0)	(5.0)	(3.9)	(1.8)	(0.8)	(11.5)	(3.5)
Net earnings (loss) attributable to FIS common stockholders	$153.5	$193.3	$179.7	$165.9	$134.4	$673.3	$667.8

Amounts attributable to FIS common stockholders
Earnings (loss) from continuing operations, net of tax	$156.6	$194.6	$185.5	$167.7	$133.7	$681.5	$694.7
Earnings (loss) from discontinued operations, net of tax (12)	(3.1)	(1.3)	(5.8)	(1.8)	0.7	(8.2)	(26.9)
Net earnings (loss) attributable to FIS common stockholders	$153.5	$193.3	$179.7	$165.9	$134.4	$673.3	$667.8

Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	$0.53	$0.65	$0.60	$0.54	$0.43	$2.22	$1.97
Weighted average shares outstanding — diluted	295.4	301.3	306.8	310.9	308.7	307.0	352.0

Effective tax rate	34%	34%	30%	32%	35%	33%	35%

* Amounts may not sum due to rounding.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(In millions)

								Exhibit B

			GAAP					Non-GAAP
			Three					Three
	As	Healthcare	Months					Months
	Reported	Benefit	Ended	Stock and Other	Long-term		Purchase	Ended
	March 31,	Solutions	March 31,	Compensation	Debt		Price	March 31,
	2012 (1)	Business (2)	2012	Charges (3)	Refinance (4)	Subtotal	Amort. (11)	2012
Processing and services revenue	$1,446.9	$33.5	$1,413.4	$—	$—	$1,413.4	$—	$1,413.4
Cost of revenues	1,010.3	20.8	989.5	—	—	989.5	(61.0)	928.5
Gross profit	436.6	12.7	423.9	—	—	423.9	61.0	484.9
Selling, general and administrative	207.1	5.7	201.4	(18.5)	—	182.9	—	182.9
Operating income (loss)	229.5	7.0	222.5	18.5	—	241.0	61.0	302.0
Other income (expense):
Interest income (expense), net	(59.4)	—	(59.4)	—	—	(59.4)	—	(59.4)
Other income (expense), net	(20.9)	—	(20.9)	—	18.4	(2.5)	—	(2.5)
Total other income (expense)	(80.3)	—	(80.3)	—	18.4	(61.9)	—	(61.9)
Earnings (loss) from continuing operations before income taxes	149.2	7.0	142.2	18.5	18.4	179.1	61.0	240.1
Provision for income taxes	50.4	2.7	47.7	6.2	6.2	60.1	20.4	80.5
Earnings (loss) from continuing operations, net of tax	98.8	4.3	94.5	12.3	12.2	119.0	40.6	159.6
Earnings (loss) from discontinued operations, net of tax (12)	(8.7)	(4.3)	(4.4)	—	—	(4.4)	1.3	(3.1)
Net earnings (loss)	90.1	—	90.1	12.3	12.2	114.6	41.9	156.5
Net (earnings) loss attributable to noncontrolling interest	(3.0)	—	(3.0)	—	—	(3.0)	—	(3.0)
Net earnings (loss) attributable to FIS common stockholders	$87.1	$—	$87.1	$12.3	$12.2	$111.6	$41.9	$153.5

Amounts attributable to FIS common stockholders
Earnings (loss) from continuing operations, net of tax	$95.8	$4.3	$91.5	$12.3	$12.2	$116.0	$40.6	$156.6
Earnings (loss) from discontinued operations, net of tax (12)	(8.7)	(4.3)	(4.4)	—	—	(4.4)	1.3	(3.1)
Net earnings (loss) attributable to FIS common stockholders	$87.1	$—	$87.1	$12.3	$12.2	$111.6	$41.9	$153.5

Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	$0.32	$0.01	$0.31	$0.04	$0.04	$0.39	$0.14	$0.53
Weighted average shares outstanding — diluted	295.4	295.4	295.4	295.4	295.4	295.4	295.4	295.4

Effective tax rate	34%							34%

Supplemental information:
Depreciation and amortization						$153.9	(61.0)	$92.9
Stock compensation expense, excluding acceleration charges								$18.0
Stock acceleration charges								8.3
Total stock compensation expense								$26.3

* Amounts may not sum due to rounding.
See accompanying notes.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(In millions)

								Exhibit B (continued)

			GAAP						Non-GAAP
			Three		Long				Three
	As	Healthcare	Months		Term				Months
	Reported	Benefit	Ended		Debt	Investment		Purchase	Ended
	December 31,	Solutions	December 31,	Capco	Refinance	Impairment		Price	December 31,
	2011 (1)	Business (2)	2011	Adj. (5)	(6)	(7)	Subtotal	Amort. (11)	2011
Processing and services revenue	$1,494.4	$33.1	$1,461.3	$—	$—	$—	$1,461.3	$—	$1,461.3
Cost of revenues	1,010.2	22.1	988.1	—	—	—	988.1	(60.0)	928.1
Gross profit	484.2	11.0	473.2	—	—	—	473.2	60.0	533.2
Selling, general and administrative	157.5	5.4	152.1	22.3	—	—	174.4	—	174.4
Impairment charges	9.1	—	9.1	(9.1)	—	—	—	—	—
Operating income (loss)	317.6	5.6	312.0	(13.2)	—	—	298.8	60.0	358.8
Other income (expense):
Interest income (expense), net	(64.5)	—	(64.5)	—	—	—	(64.5)	—	(64.5)
Other income (expense), net	(66.1)	(0.1)	(66.0)	—	38.8	34.0	6.8	—	6.8
Total other income (expense)	(130.6)	(0.1)	(130.5)	—	38.8	34.0	(57.7)	—	(57.7)
Earnings (loss) from continuing operations before income taxes	187.0	5.5	181.5	(13.2)	38.8	34.0	241.1	60.0	301.1
Provision for income taxes	59.0	2.1	56.9	2.9	12.2	10.7	82.7	18.8	101.5
Earnings (loss) from continuing operations, net of tax	128.0	3.4	124.6	(16.1)	26.6	23.3	158.4	41.2	199.6
Earnings (loss) from discontinued operations, net of tax (12)	(6.0)	(3.4)	(2.6)	—	—	—	(2.6)	1.3	(1.3)
Net earnings (loss)	122.0	—	122.0	(16.1)	26.6	23.3	155.8	42.5	198.3
Net (earnings) loss attributable to noncontrolling interest	(5.0)	—	(5.0)	—	—	—	(5.0)	—	(5.0)
Net earnings (loss) attributable to FIS common stockholders	$117.0	$—	$117.0	$(16.1)	$26.6	$23.3	$150.8	$42.5	$193.3

Amounts attributable to FIS common stockholders
Earnings (loss) from continuing operations, net of tax	$123.0	$3.4	$119.6	$(16.1)	$26.6	$23.3	$153.4	$41.2	$194.6
Earnings (loss) from discontinued operations, net of tax (12)	(6.0)	(3.4)	(2.6)	—	—	—	(2.6)	1.3	(1.3)
Net earnings (loss) attributable to FIS common stockholders	$117.0	$—	$117.0	$(16.1)	$26.6	$23.3	$150.8	$42.5	$193.3

Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	$0.41	$0.01	$0.40	$(0.05)	$0.09	$0.08	$0.51	$0.14	$0.65
Weighted average shares outstanding — diluted	301.3	301.3	301.3	301.3	301.3	301.3	301.3	301.3	301.3

Effective tax rate	32%								34%

Supplemental information:
Depreciation and amortization							$161.4	(60.0)	$101.4
Stock compensation expense, excluding acceleration charges									$18.7
Stock acceleration charges									—
Total stock compensation expense									$18.7

* Amounts may not sum due to rounding.
See accompanying notes.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(In millions)

				Exhibit B (continued)

			GAAP		Non-GAAP
			Three		Three
	As	Healthcare	Months		Months
	Reported	Benefit	Ended	Purchase	Ended
	September 30,	Solutions	September 30,	Price	September 30,
	2011 (1)	Business (2)	2011	Amort. (11)	2011
Processing and services revenue	$1,426.2	$28.0	$1,398.2	$—	$1,398.2
Cost of revenues	984.3	19.0	965.3	(60.4)	904.9
Gross profit	441.9	9.0	432.9	60.4	493.3
Selling, general and administrative	165.5	5.8	159.7	—	159.7
Operating income (loss)	276.4	3.2	273.2	60.4	333.6
Other income (expense):
Interest income (expense), net	(60.5)	—	(60.5)	—	(60.5)
Other income (expense), net	(0.7)	0.1	(0.8)	—	(0.8)
Total other income (expense)	(61.2)	0.1	(61.3)	—	(61.3)
Earnings (loss) from continuing operations before income taxes	215.2	3.3	211.9	60.4	272.3
Provision for income taxes	65.9	1.3	64.6	18.3	82.9
Earnings (loss) from continuing operations, net of tax	149.3	2.0	147.3	42.1	189.4
Earnings (loss) from discontinued operations, net of tax (12)	(9.1)	(2.0)	(7.1)	1.3	(5.8)
Net earnings (loss)	140.2	—	140.2	43.4	183.6
Net (earnings) loss attributable to noncontrolling interest	(3.9)	—	(3.9)	—	(3.9)
Net earnings (loss) attributable to FIS common stockholders	$136.3	$—	$136.3	$43.4	$179.7

Amounts attributable to FIS common stockholders
Earnings (loss) from continuing operations, net of tax	$145.4	$2.0	$143.4	$42.1	$185.5
Earnings (loss) from discontinued operations, net of tax (12)	(9.1)	(2.0)	(7.1)	1.3	(5.8)
Net earnings (loss) attributable to FIS common stockholders	$136.3	$—	$136.3	$43.4	$179.7

Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	$0.47	$0.01	$0.47	$0.14	$0.60
Weighted average shares outstanding — diluted	306.8	306.8	306.8	306.8	306.8

Effective tax rate	31%				30%

Supplemental information:
Depreciation and amortization			$157.0	(60.4)	$96.6
Stock compensation expense, excluding acceleration charges					$14.9
Stock acceleration charges					—
Total stock compensation expense					$14.9

* Amounts may not sum due to rounding.
See accompanying notes.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(In millions)

				Exhibit B (continued)

			GAAP		Non-GAAP
			Three		Three
	As	Healthcare	Months		Months
	Reported	Benefit	Ended	Purchase	Ended
	June 30,	Solutions	June 30,	Price	June 30,
	2011 (1)	Business (2)	2011	Amort. (11)	2011
Processing and services revenue	$1,441.7	$28.4	$1,413.3	$—	$1,413.3
Cost of revenues	1,007.5	18.1	989.4	(60.3)	929.1
Gross profit	434.2	10.3	423.9	60.3	484.2
Selling, general and administrative	175.3	6.0	169.3	—	169.3
Operating income (loss)	258.9	4.3	254.6	60.3	314.9
Other income (expense):
Interest income (expense), net	(65.8)	—	(65.8)	—	(65.8)
Other income (expense), net	(0.2)	—	(0.2)	—	(0.2)
Total other income (expense)	(66.0)	—	(66.0)	—	(66.0)
Earnings (loss) from continuing operations before income taxes	192.9	4.3	188.6	60.3	248.9
Provision for income taxes	61.8	1.6	60.2	19.2	79.4
Earnings (loss) from continuing operations, net of tax	131.1	2.7	128.4	41.1	169.5
Earnings (loss) from discontinued operations, net of tax (12)	(5.8)	(2.7)	(3.1)	1.3	(1.8)
Net earnings (loss)	125.3	—	125.3	42.4	167.7
Net (earnings) loss attributable to noncontrolling interest	(1.8)	—	(1.8)	—	(1.8)
Net earnings (loss) attributable to FIS common stockholders	$123.5	$—	$123.5	$42.4	$165.9

Amounts attributable to FIS common stockholders
Earnings (loss) from continuing operations, net of tax	$129.3	$2.7	$126.6	$41.1	$167.7
Earnings (loss) from discontinued operations, net of tax (12)	(5.8)	(2.7)	(3.1)	1.3	(1.8)
Net earnings (loss) attributable to FIS common stockholders	$123.5	$—	$123.5	$42.4	$165.9

Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	$0.42	$0.01	$0.41	$0.13	$0.54
Weighted average shares outstanding — diluted	310.9	310.9	310.9	310.9	310.9

Effective tax rate	32%				32%

Supplemental information:
Depreciation and amortization			$151.9	(60.3)	$91.6
Stock compensation expense, excluding acceleration charges					$15.7
Stock acceleration charges					—
Total stock compensation expense					$15.7

* Amounts may not sum due to rounding.
See accompanying notes.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(In millions)

				Exhibit B (continued)

			GAAP		Non-GAAP
			Three		Three
	As	Healthcare	Months		Months
	Reported	Benefit	Ended	Purchase	Ended
	March 31,	Solutions	March 31,	Price	March 31,
	2011 (1)	Business (2)	2011	Amort. (11)	2011
Processing and services revenue	$1,383.4	$30.6	$1,352.8	$—	$1,352.8
Cost of revenues	996.0	19.7	976.3	(61.9)	914.4
Gross profit	387.4	10.9	376.5	61.9	438.4
Selling, general and administrative	173.5	6.7	166.8	—	166.8
Operating income (loss)	213.9	4.2	209.7	61.9	271.6
Other income (expense):
Interest income (expense), net	(68.0)	—	(68.0)	—	(68.0)
Other income (expense), net	3.3	—	3.3	—	3.3
Total other income (expense)	(64.7)	—	(64.7)	—	(64.7)
Earnings (loss) from continuing operations before income taxes	149.2	4.2	145.0	61.9	206.9
Provision for income taxes	52.3	1.6	50.7	21.7	72.4
Earnings (loss) from continuing operations, net of tax	96.9	2.6	94.3	40.2	134.5
Earnings (loss) from discontinued operations, net of tax (12)	(3.3)	(2.6)	(0.7)	1.4	0.7
Net earnings (loss)	93.6	—	93.6	41.6	135.2
Net (earnings) loss attributable to noncontrolling interest	(0.8)	—	(0.8)	—	(0.8)
Net earnings (loss) attributable to FIS common stockholders	$92.8	$—	$92.8	$41.6	$134.4

Amounts attributable to FIS common stockholders
Earnings (loss) from continuing operations, net of tax	$96.1	$2.6	$93.5	$40.2	$133.7
Earnings (loss) from discontinued operations, net of tax (12)	(3.3)	(2.6)	(0.7)	1.4	0.7
Net earnings (loss) attributable to FIS common stockholders	$92.8	$—	$92.8	$41.6	$134.4

Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	$0.31	$0.01	$0.30	$0.13	$0.43
Weighted average shares outstanding — diluted	308.7	308.7	308.7	308.7	308.7

Effective tax rate	35%				35%

Supplemental information:
Depreciation and amortization			$150.6	(61.9)	$88.7
Stock compensation expense, excluding acceleration charges					$15.4
Stock acceleration charges					—
Total stock compensation expense					$15.4

* Amounts may not sum due to rounding.
See accompanying notes.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(In millions)

								Exhibit B (continued)

			GAAP						Non-GAAP
			Twelve		Long				Twelve
	As	Healthcare	Months		Term				Months
	Reported	Benefit	Ended		Debt	Investment		Purchase	Ended
	December 31,	Solutions	December 31,	Capco	Refinance	Impairment		Price	December 31,
	2011 (1)	Business (2)	2011	Adj. (5)	(6)	(7)	Subtotal	Amort. (11)	2011
Processing and services revenue	$5,745.7	$120.1	$5,625.6	$—	$—	$—	$5,625.6	$—	$5,625.6
Cost of revenues	3,998.0	78.9	3,919.1	—	—	—	3,919.1	(242.6)	3,676.5
Gross profit	1,747.7	41.2	1,706.5	—	—	—	1,706.5	242.6	1,949.1
Selling, general and administrative	671.8	23.9	647.9	22.3	—	—	670.2	—	670.2
Impairment charges	9.1	—	9.1	(9.1)	—	—	—	—	—
Operating income (loss)	1,066.8	17.3	1,049.5	(13.2)	—	—	1,036.3	242.6	1,278.9
Other income (expense):
Interest income (expense), net	(258.8)	—	(258.8)	—	—	—	(258.8)	—	(258.8)
Other income (expense), net	(63.7)	—	(63.7)	—	38.8	34.0	9.1	—	9.1
Total other income (expense)	(322.5)	—	(322.5)	—	38.8	34.0	(249.7)	—	(249.7)
Earnings (loss) from continuing operations before income taxes	744.3	17.3	727.0	(13.2)	38.8	34.0	786.6	242.6	1,029.2
Provision for income taxes	239.0	6.6	232.4	2.9	12.2	10.7	258.2	78.0	336.2
Earnings (loss) from continuing operations, net of tax	505.3	10.7	494.6	(16.1)	26.6	23.3	528.4	164.6	693.0
Earnings (loss) from discontinued operations, net of tax (12)	(24.2)	(10.7)	(13.5)	—	—	—	(13.5)	5.3	(8.2)
Net earnings (loss)	481.1	—	481.1	(16.1)	26.6	23.3	514.9	169.9	684.8
Net (earnings) loss attributable to noncontrolling interest	(11.5)	—	(11.5)	—	—	—	(11.5)	—	(11.5)
Net earnings (loss) attributable to FIS common stockholders	$469.6	$—	$469.6	$(16.1)	$26.6	$23.3	$503.4	$169.9	$673.3

Amounts attributable to FIS common stockholders
Earnings (loss) from continuing operations, net of tax	$493.8	$10.7	$483.1	$(16.1)	$26.6	$23.3	$516.9	$164.6	$681.5
Earnings (loss) from discontinued operations, net of tax (12)	(24.2)	(10.7)	(13.5)	—	—	—	(13.5)	5.3	(8.2)
Net earnings (loss) attributable to FIS common stockholders	$469.6	$—	$469.6	$(16.1)	$26.6	$23.3	$503.4	$169.9	$673.3

Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	$1.61	$0.03	$1.57	$(0.05)	$0.09	$0.08	$1.68	$0.54	$2.22
Weighted average shares outstanding — diluted	307.0	307.0	307.0	307.0	307.0	307.0	307.0	307.0	307.0

Effective tax rate	32%								33%

Supplemental information:
Depreciation and amortization							$620.9	(242.6)	$378.3
Stock compensation expense, excluding acceleration charges									$64.7
Stock acceleration charges									—
Total stock compensation expense									$64.7

* Amounts may not sum due to rounding.
See accompanying notes.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(In millions)

								Exhibit B (continued)

			GAAP						Non-GAAP
			Twelve						Twelve
	As	Healthcare	Months	M&A		Acquisition			Months
	Reported	Benefit	Ended	Restructuring	Brazilian	Deferred		Purchase	Ended
	December 31,	Solutions	December 31,	& Integration	Venture	Revenue		Price	December 31,
	2010 (1)	Business (2)	2010	Costs (8)	(9)	(10)	Subtotal	Amort. (11)	2010
Processing and services revenue	$5,269.5	$123.9	$5,145.6	$—	$(83.3)	$18.5	$5,080.8	$—	$5,080.8
Cost of revenues	3,637.7	84.0	3,553.7	—	—	—	3,553.7	(252.8)	3,300.9
Gross profit	1,631.8	39.9	1,591.9	—	(83.3)	18.5	1,527.1	252.8	1,779.9
Selling, general and administrative	675.8	21.8	654.0	(123.2)	—	—	530.8	—	530.8
Impairment charges	154.9	—	154.9	—	(154.9)	—	—	—	—
Operating income (loss)	801.1	18.1	783.0	123.2	71.6	18.5	996.3	252.8	1,249.1
Other income (expense):
Interest income (expense), net	(173.3)	0.1	(173.4)	0.4	—	—	(173.0)	—	(173.0)
Other income (expense), net	(11.5)	—	(11.5)	37.0	(25.1)	—	0.4	—	0.4
Total other income (expense)	(184.8)	0.1	(184.9)	37.4	(25.1)	—	(172.6)	—	(172.6)
Earnings (loss) from continuing operations before income taxes	616.3	18.2	598.1	160.6	46.5	18.5	823.7	252.8	1,076.5
Provision for income taxes	215.3	6.9	208.4	56.2	17.6	6.8	289.0	89.3	378.3
Earnings (loss) from continuing operations, net of tax	401.0	11.3	389.7	104.4	28.9	11.7	534.7	163.5	698.2
Earnings (loss) from discontinued operations, net of tax (12)	(43.1)	(11.1)	(32.0)	—	—	—	(32.0)	5.1	(26.9)
Net earnings (loss)	357.9	0.2	357.7	104.4	28.9	11.7	502.7	168.6	671.3
Net (earnings) loss attributable to noncontrolling interest	46.6	—	46.6	—	(50.1)	—	(3.5)	—	(3.5)
Net earnings (loss) attributable to FIS common stockholders	$404.5	$0.2	$404.3	$104.4	$(21.2)	$11.7	$499.2	$168.6	$667.8

Amounts attributable to FIS common stockholders
Earnings (loss) from continuing operations, net of tax	$447.6	$11.3	$436.3	$104.4	$(21.2)	$11.7	$531.2	$163.5	$694.7
Earnings (loss) from discontinued operations, net of tax (12)	(43.1)	(11.1)	(32.0)	—	—	—	(32.0)	5.1	(26.9)
Net earnings (loss) attributable to FIS common stockholders	$404.5	$0.2	$404.3	$104.4	$(21.2)	$11.7	$499.2	$168.6	$667.8

Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	$1.27	$0.03	$1.24	$0.30	$(0.06)	$0.03	$1.51	$0.46	$1.97
Weighted average shares outstanding — diluted	352.0	352.0	352.0	352.0	352.0	352.0	352.0	352.0	352.0

Effective tax rate	35%								35%

Supplemental information:
Depreciation and amortization							$597.8	(252.8)	$345.0
Stock compensation expense, excluding acceleration charges									$53.0
Stock acceleration charges									5.8
Total stock compensation expense									$58.8

* Amounts may not sum due to rounding.
See accompanying notes.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUMMARY RECAST SUPPLEMENTAL NON-GAAP INFORMATION - UNAUDITED
(in millions)

							Exhibit C

	Three Months Ended					Twelve Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2012	2011	2011	2011	2011	2011	2010
Processing and services revenue:
Financial Solutions	$538.9	$533.4	$523.2	$516.5	$503.7	$2,076.8	$1,890.8
Payment Solutions	597.1	608.9	575.7	603.6	583.9	2,372.1	2,354.2
International Solutions	276.8	318.8	297.7	293.0	268.1	1,177.6	833.7
Corporate and other	0.6	0.2	1.6	0.2	(2.9)	(0.9)	2.1
Total processing and services revenue	$1,413.4	$1,461.3	$1,398.2	$1,413.3	$1,352.8	$5,625.6	$5,080.8

Non-GAAP operating income (loss):
Financial Solutions	$166.8	$172.6	$182.7	$168.8	$156.3	$680.4	$673.4
Payment Solutions	216.2	225.4	200.4	208.6	188.4	822.8	804.4
International Solutions	33.1	68.4	47.4	41.6	30.6	188.0	143.2
Corporate and other	(114.1)	(107.6)	(96.9)	(104.1)	(103.7)	(412.3)	(371.9)
Total non-GAAP operating income (loss)	$302.0	$358.8	$333.6	$314.9	$271.6	$1,278.9	$1,249.1

Adjusted EBITDA:
Financial Solutions	$207.9	$213.7	$224.0	$208.3	$195.1	$841.1	$827.5
Payment Solutions	237.9	246.7	221.1	229.9	210.2	907.9	894.3
International Solutions	51.4	92.8	67.0	61.2	48.9	269.9	204.1
Corporate and other	(102.3)	(93.0)	(81.9)	(92.9)	(93.9)	(361.7)	(331.8)
Total adjusted EBITDA	$394.9	$460.2	$430.2	$406.5	$360.3	$1,657.2	$1,594.1

Non-GAAP operating margin:
Financial Solutions	31.0%	32.4%	34.9%	32.7%	31.0%	32.8%	35.6%
Payment Solutions	36.2%	37.0%	34.8%	34.6%	32.3%	34.7%	34.2%
International Solutions	12.0%	21.5%	15.9%	14.2%	11.4%	16.0%	17.2%
Corporate and other	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Total non-GAAP operating margin	21.4%	24.6%	23.9%	22.3%	20.1%	22.7%	24.6%

Adjusted EBITDA margin:
Financial Solutions	38.6%	40.1%	42.8%	40.3%	38.7%	40.5%	43.8%
Payment Solutions	39.8%	40.5%	38.4%	38.1%	36.0%	38.3%	38.0%
International Solutions	18.6%	29.1%	22.5%	20.9%	18.2%	22.9%	24.5%
Corporate and other	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Total adjusted EBITDA margin	27.9%	31.5%	30.8%	28.8%	26.6%	29.5%	31.4%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION — UNAUDITED
(In millions)

					Exhibit D

	Three months ended March 31, 2012
	Financial Solutions	Payment Solutions	International Solutions	Corporate and Other	Consolidated
Processing and services revenue	$538.9	$597.1	$276.8	$0.6	$1,413.4
Operating income (loss)	$166.8	$216.2	$33.0	$(193.5)	$222.5
Stock and other compensation charges	—	—	—	18.5	18.5
Purchase price amortization	—	—	0.1	60.9	61.0
Non GAAP operating income (loss)	166.8	216.2	33.1	(114.1)	302.0

Depreciation and amortization from continuing operations	41.1	21.7	18.3	11.8	92.9
Adjusted EBITDA	$207.9	$237.9	$51.4	$(102.3)	$394.9

Non GAAP operating margin	31.0%	36.2%	12.0%	N/M	21.4%

Adjusted EBITDA margin	38.6%	39.8%	18.6%	N/M	27.9%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION — UNAUDITED
(In millions)

				Exhibit D (continued)

	Three months ended December 31, 2011
	Financial Solutions	Payment Solutions	International Solutions	Corporate and Other	Consolidated
Processing and services revenue	$533.4	$608.9	$318.8	$0.2	$1,461.3
Operating income (loss)	$172.6	$225.4	$68.3	$(154.3)	$312.0
Capco acquisition adjustments	—	—	—	(13.2)	(13.2)
Purchase price amortization	—	—	0.1	59.9	60.0
Non GAAP operating income (loss)	172.6	225.4	68.4	(107.6)	358.8

Depreciation and amortization from continuing operations	41.1	21.3	24.4	14.6	101.4
Adjusted EBITDA	$213.7	$246.7	$92.8	$(93.0)	$460.2

Non GAAP operating margin	32.4%	37.0%	21.5%	N/M	24.6%

Adjusted EBITDA margin	40.1%	40.5%	29.1%	N/M	31.5%

	Three months ended September 30, 2011
	Financial Solutions	Payment Solutions	International Solutions	Corporate and Other	Consolidated
Processing and services revenue	$523.2	$575.7	$297.7	$1.6	$1,398.2
Operating income (loss)	$182.7	$200.4	$47.3	$(157.2)	$273.2
Purchase price amortization	—	—	0.1	60.3	60.4
Non GAAP operating income (loss)	182.7	200.4	47.4	(96.9)	333.6

Depreciation and amortization from continuing operations	41.3	20.7	19.6	15.0	96.6
Adjusted EBITDA	$224.0	$221.1	$67.0	$(81.9)	$430.2

Non GAAP operating margin	34.9%	34.8%	15.9%	N/M	23.9%

Adjusted EBITDA margin	42.8%	38.4%	22.5%	N/M	30.8%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION — UNAUDITED
(In millions)

				Exhibit D (continued)

	Three months ended June 30, 2011
	Financial Solutions	Payment Solutions	International Solutions	Corporate and Other	Consolidated
Processing and services revenue	$516.5	$603.6	$293.0	$0.2	$1,413.3
Operating income (loss)	$168.8	$208.6	$41.5	$(164.3)	$254.6
Purchase price amortization	—	—	0.1	60.2	60.3
Non GAAP operating income (loss)	168.8	208.6	41.6	(104.1)	314.9

Depreciation and amortization from continuing operations	39.5	21.3	19.6	11.2	91.6
Adjusted EBITDA	$208.3	$229.9	$61.2	$(92.9)	$406.5

Non GAAP operating margin	32.7%	34.6%	14.2%	N/M	22.3%

Adjusted EBITDA margin	40.3%	38.1%	20.9%	N/M	28.8%

	Three months ended March 31, 2011
	Financial Solutions	Payment Solutions	International Solutions	Corporate and Other	Consolidated
Processing and services revenue	$503.7	$583.9	$268.1	$(2.9)	$1,352.8
Operating income (loss)	$156.2	$188.3	$30.5	$(165.3)	$209.7
Purchase price amortization	0.1	0.1	0.1	61.6	61.9
Non GAAP operating income (loss)	156.3	188.4	30.6	(103.7)	271.6
Depreciation and amortization from continuing operations	38.8	21.8	18.3	9.8	88.7
Adjusted EBITDA	$195.1	$210.2	$48.9	$(93.9)	$360.3

Non GAAP operating margin	31.0%	32.3%	11.4%	N/M	20.1%

Adjusted EBITDA margin	38.7%	36.0%	18.2%	N/M	26.6%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION — UNAUDITED
(In millions)

				Exhibit D (continued)

	Year ended December 31, 2011
	Financial Solutions	Payment Solutions	International Solutions	Corporate and Other	Consolidated
Processing and services revenue	$2,076.8	$2,372.1	$1,177.6	$(0.9)	$5,625.6
Operating income (loss)	$680.3	$822.7	$187.6	$(641.1)	$1,049.5
Capco acquisition adjustments	—	—	—	(13.2)	(13.2)
Purchase price amortization	0.1	0.1	0.4	242.0	242.6
Non GAAP operating income (loss)	680.4	822.8	188.0	(412.3)	1,278.9

Depreciation and amortization from continuing operations	160.7	85.1	81.9	50.6	378.3
Adjusted EBITDA	$841.1	$907.9	$269.9	$(361.7)	$1,657.2

Non GAAP operating margin	32.8%	34.7%	16.0%	N/M	22.7%

Adjusted EBITDA margin	40.5%	38.3%	22.9%	N/M	29.5%

	Year ended December 31, 2010
	Financial Solutions	Payment Solutions	International Solutions	Corporate and Other	Consolidated
Processing and services revenue, as adjusted	$1,890.8	$2,354.2	$833.7	$2.1	$5,080.8
Operating income (loss)	$673.4	$803.5	$71.1	$(765.0)	$783.0
M&A, restructuring and integration costs	—	—	—	123.2	123.2
Brazilian venture	—	—	71.6	—	71.6
Acquisition deferred revenue adjustment	—	—	—	18.5	18.5
Purchase price amortization	—	0.9	0.5	251.4	252.8
Non GAAP operating income (loss)	673.4	804.4	143.2	(371.9)	1,249.1
Depreciation and amortization from continuing operations	154.1	89.9	60.9	40.1	345.0
Adjusted EBITDA	$827.5	$894.3	$204.1	$(331.8)	$1,594.1

Non GAAP operating margin	35.6%	34.2%	17.2%	N/M	24.6%

Adjusted EBITDA margin	43.8%	38.0%	24.5%	N/M	31.4%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(In millions)

Notes to Unaudited - Recast Supplemental GAAP to Non-GAAP Reconciliation for the quarters ended March 31, 2012 and March 31, June 30, September 30, and December 31, 2011 and full years 2011 and 2010.

The adjustments are as follows:

(1)	This column represents FIS' results of operations as derived from forms 10-K and 10-Q for the applicable period.

(2)
This column represents the impact of presenting the operations of the Healthcare Benefit Solutions Business as discontinued operations which will be done beginning with FIS' reported results for the second quarter of 2012.

(3)
Charges for accelerated vesting of certain stock option and restricted stock grants as of March 30, 2012 pursuant to the changes in roles of William P. Foley II, Vice Chairman, and Brent B. Bickett, Executive Vice President of Corporate Finance, and for a non-compete and change in role cash payment to Mr. Foley.

(4)
This column represents the write-off of certain previously capitalized debt issuance costs and transaction expenses incurred as a result of the early pay down of certain debt and the refinancing of our credit facility in the first quarter of 2012.

(5)
The adjustment to selling, general and administrative expense in this column represents a reduction in the liability established at the acquisition of Capco for contingent consideration. The Capco purchase price included future contingent consideration which was valued at $113.7 million at December 31, 2010 based on expected operating performance in 2013 through 2015, which has been reduced by $22.3 million to $97.2 million as of December 31, 2011. The impairment charge is a reduction in the carrying value of the Capco trademark in North America.

(6)
This column represents the write-off of certain previously capitalized debt issuance costs and transaction expenses incurred as a result of the early pay down of certain debt and the refinancing of our credit facility in the fourth quarter of 2011.

(7)	This column represents the other than temporary impairment in the fourth quarter of 2011 of available-for-sale securities acquired in conjunction with the acquisition of Metavante Technologies, Inc.

(8)
This column represents (1) charges for restructuring and integration costs relating to merger and acquisition activities and (2) costs associated with the 2010 leveraged recapitalization plan. For the year ended December 31, 2010, the adjustments to selling, general and administrative expenses primarily represent incremental transaction costs incurred by the Company related to the acquisition of Metavante Technologies, Inc., completed on October 1, 2009. The adjustments to other income (expense), net represent certain costs associated with the leveraged recapitalization, the write-off of certain previously capitalized debt issuance costs associated with the amended and extended debt facility and the write-off of unamortized discount associated with the portion of the Metavante debt that was paid with the proceeds thereof.

(9)
In August 2010, all documents required to affect a mutually agreeable exit for Banco Santander from the Brazil card processing Joint Venture were executed. Banco Santander paid a termination fee of approximately $83.3 million directly to FIS, which is included in processing and services revenues for the year ended December 31, 2010. Notes payable representing additional consideration which was to be paid to the banks upon migration of their card portfolios were forgiven and reduced by $19.4 million, representing Banco Santander's proportionate interest therein. Certain capitalized software development costs exclusively for use in processing Banco Santander card activity with a net unamortized balance of $14.6 million were written off. In addition, $140.3 million, representing the portion of the unamortized contract intangible asset recorded at the initiation of the Brazilian Venture that was attributable to Banco Santander was deemed impaired as a result of Santander's exit and charged to amortization expense. In November 2010, the Company and Banco Bradesco restructured the remaining migration notes in conjunction with other revisions to the Brazilian Venture agreements, resulting in an extinguishment gain of $5.7 million.

(10)
This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting requirements.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION — UNAUDITED
(In millions)

(11)	This column represents purchase price amortization expense on intangible assets acquired through various Company acquisitions.

(12)
During the periods presented, certain operations are classified as discontinued. Reporting for discontinued operations classifies revenues and expenses as one line item net of tax in the consolidated statements of earnings. During the second quarter 2012 we entered into a definitive agreement to sell our Healthcare Benefit Solutions business and will classify its results as discontinued operations effective with the second quarter 2012. During the third quarter 2010, we determined that Fidelity National Participacoes Ltda. ("Participacoes"), our item processing and remittance services business in Brazil, should be treated as a discontinued operation.

	Three Months Ended					Twelve Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2012	2011	2011	2011	2011	2011	2010
Healthcare Benefit Solutions Business operations	$5.6	$4.7	$3.3	$4.0	$4.0	$16.0	$16.2
Impairment charges - Participacoes	—	—	—	—	—	—	(16.6)
Participacoes operations	(8.7)	(5.9)	(9.1)	(5.8)	(3.3)	(24.1)	(25.2)
ClearPar and other	—	(0.1)	—	—	—	(0.1)	(1.3)
Total discontinued operations	$(3.1)	$(1.3)	$(5.8)	$(1.8)	$0.7	$(8.2)	$(26.9)